Exhibit 99.1


                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

The following unaudited pro forma condensed balance sheet as of December 31, 2000 presents the pro forma effect of PSINet's disposition of its wholly-owned subsidiary, PSINet Transaction Solutions, Inc. ("PTS"). On April 3, 2001, the Company completed the sale of PTS for a cash purchase price of approximately $277 million, that is subject to certain adjustments. An additional $10 million has been placed in escrow to cover purchase price adjustments and will be released from the escrow agreement in accordance with the terms thereof. PTS was classified as a discontinued operation in PSINet's historical consolidated financial statements as of and for the year ended December 31, 2000.

The objective of Pro Forma Financial Information is to provide investors with information about the continuing impact of particular completed or probable transactions by indicating how the transactions might have affected historical financial statements had they occurred at an earlier date.

The following unaudited pro forma condensed balance sheet as of December 31, 2000 presents, on a pro forma basis, PSINet's condensed financial position assuming PSINet's disposition of PTS had occurred on December 31, 2000. An unaudited pro forma consolidated statement of operations has not been presented because the disposition of PTS was fully reflected in PSINet's consolidated statement of operations for the year ended December 31, 2000.

The unaudited pro forma condensed balance sheet is not intended to be indicative of the result that would actually have been obtained had the transaction described above occurred on the date indicated. The pro forma adjustments are based upon available information and assumptions that PSINet management believes to be reasonable under the circumstances. The unaudited pro forma condensed balance sheet should be read in conjunction with PSINet's consolidated financial statements and notes to those consolidated financial statements included in our Form 10-K as previously filed with the Securities and Exchange Commission.


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                                                                      PSINET INC.
                                                      UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                                                As of December 31, 2000
                                                             (In millions of U.S. Dollars)

                                                                      PSINet Inc.
ASSETS                                                                Consolidated              Adjustments               Pro Forma
                                                                      ------------              -----------               ---------
  Current assets:

         Cash and cash equivalents                                    $      491.0              $    280.00              $    771.0
         Restricted cash and restricted short-term investments                27.4                       -                     27.4
         Short-term investments and marketable securities                     38.7                       -                     38.7
         Accounts receivable, net                                            179.1                       -                    179.1
         Prepaid expenses and other current assets                           116.2                       -                    116.2
         Net current assets of discontinued operations                        26.0                    (26.0)                     -
                                                                        ----------              -----------               ---------
             Total current assets                                            878.4                    254.0                 1,132.4

         Property, plant and equipment, net                                1,243.0                       -                  1,243.0
         Goodwill and other intangibles, net                                  83.0                       -                     83.0
         Other assets and deferred charges                                   118.7                       -                    118.7
         Net non-current assets of discontinued operations                   254.0                   (254.0)                     -
                                                                        ----------               ----------               ---------
              Total assets                                            $    2,577.1              $        -               $  2,577.1
                                                                        ==========               ==========               =========

LIABILITIES AND SHAREHOLDERS' EQUITY

  Current liabilities:
         Current portion of debt                                      $    3,680.1                       -               $  3,680.1
         Trade accounts payable                                              304.7                       -                    304.7
         Accrued payroll and related expenses                                 47.0                       -                     47.0
         Other accounts payable and accrued liabilities                      282.5                       -                    282.5
         Accrued interest payable                                             90.3                       -                     90.3
         Deferred revenue                                                     42.3                       -                     42.3
                                                                        ----------               ----------               ---------
             Total current liabilities                                     4,446.9                       -                  4,446.9

  Long-term debt                                                                -                        -                       -
  Deferred income tax liabilities                                             17.9                       -                     17.9
  Other liabilities                                                           69.3                       -                     69.3
                                                                        ----------               ----------               ---------
             Total liabilities                                             4,534.1                       -                  4,534.1
                                                                        ----------               ----------               ---------
  Security price protection                                                   65.2                       -                     65.2
                                                                        ----------               ----------               ---------

  Shareholders' deficit:
         Convertible preferred stock, Series C                               199.9                       -                    199.9
         Convertible preferred stock, Series D                               790.1                       -                    790.1
         Common stock                                                          2.0                       -                      2.0
         Capital in excess of par value                                    2,913.0                       -                  2,913.0
         Accumulated deficit                                              (5,893.5)                      -                 (5,893.5)
         Treasury stock                                                       (4.9)                      -                     (4.9)
         Accumulated other comprehensive loss                                 (5.2)                      -                     (5.2)
         Bandwidth asset to be delivered under IXC agreement                 (23.6)                      -                    (23.6)
                                                                        ----------               ----------               ---------
             Total shareholders' deficit                                  (2,022.2)                      -                 (2,022.2)
                                                                        ----------               ----------               ---------
             Total liabilities and shareholders' deficit              $    2,577.1                       -               $  2,577.1
                                                                         =========               ==========               =========
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